                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  JANUARY 1998
                           PAYMENT FEBRUARY 17, 1998
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES



                                            CUSIP# 393534AC6
                                            Trust Account # 33-34309-0
                                            Distribution Date: February 17, 1998



SECURITIZED NET INTEREST MARGIN                                  PER $1,000
CERTIFICATES                                                      ORIGINAL
-------------------------------                                  ----------

1.   Amount Available                          2,677,462.08

Interest

2.   Aggregate Interest                        1,092,952.84      3.54854818

3.   Amount Applied to:

     (a)  accrued but unpaid Interest

4.   Remaining:

     (a)  accrued but unpaid Interest

5.   Monthly Interest                          1,092,952.84

Principal

6.   Current month's principal
     distribution                              1,584,509.24      5.14451052

7.   Remaining outstanding principal
     balance                                 179,318,030.52     582.2013978
     Pool Factor                                  .58220140

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date             547,162,791.64**

9.   Aggregate amount on deposit
     in reserve fund                           7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                     36,107.54

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                                 7,355,691.20

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  JANUARY 1998
                           PAYMENT FEBRUARY 17, 1998
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2


                                            CUSIP# 393534AC6
                                            Trust Account # 33-34309-0
                                            Distribution Date: February 17, 1998



12.  Weighted average CPR                         11.57%

13.  Weighted average CDR                          4.08%

14.  Annualized net loss percentage                2.21%

15.  Delinquency         30-59 day                 1.30%

                         60-89 day                  .50%

                         90+ day                   1.03%

                         Total 30+                 2.83%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization as of 1/15/98.

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  JANUARY 1998
                           PAYMENT February 17, 1998


                                              Fee Assets
                                --------------------------------------
                                 Guarantee      Inside      Fee Asset
                                   Fees          Refi         Total
                                ----------    ----------  ------------
GTFC 1994-5                      49,822.11     47,035.03     96,857.14
GTFC 1994-6                      79,126.33     59,760.51    138,886.84
GTFC 1994-7                      20,996.76     27,692.44     48,689.20
GTFC 1994-8                                    53,559.34     53,559.34
GTFC 1995-1                     193,084.54     42,703.00    235,787.54
GTFC 1995-2                            .00           .00           .00
GTFC 1995-3                     379,125.00    125,826.32    504,951.32
GTFC 1995-4                                   134,672.92    134,672.92
GTFC 1995-5                           0.00           .00           .00
                                ----------    ----------  ------------
                                722,154.74    491,249.56  1,213,404.30


Total amount of Guarantee Fees and Inside
Refinance Payments                                        1,213,404.30

Subordinated Servicing Fees                                 951,160.74

Payment on Finance 1 Note                                 2,164,565.04

Allocable to Interest (current)                             809,162.53

Allocable to accrued but unpaid Interest                           .00

Accrued and unpaid Trustee Fees                                    .00

Allocable to Principal                                    1,355,402.51

Finance 1 Note Principal Balance                        132,574,946.48

                           GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  JANUARY 1998
                           PAYMENT FEBRUARY 17, 1998


                                              Inside
                               Residual        Refi       Total
                             ------------    --------   ----------
GTFC 1994-5                          .00          .00          .00
GTFC 1994-6                          .00          .00          .00
GTFC 1994-7                          .00          .00          .00
GTFC 1994-8                          .00          .00          .00
GTFC 1995-1                          .00          .00          .00
GTFC 1995-2                          .00    86,923.55    86,923.55
GTFC 1995-3                          .00          .00          .00
GTFC 1995-4                          .00          .00          .00
GTFC 1995-5                   329,880.21    96,093.28   425,973.49
                              ----------    ---------   ----------
                              329,880.21   183,016.83   512,897.04


Total Residual and Inside Refinance Payments            512,897.04